NON-INCENTIVE STOCK OPTION AGREEMENT, dated April 28, 1993, between PHILLIPS-VAN HEUSEN CORPORATION (the "Company"), a Delaware corporation, and BRUCE J. KLATSKY (the "Optionee").
     1. The Company grants to the Optionee an option (the "Op-tion") under the Phillips-Van Heusen Corporation 1987 Stock Option Plan (the "Plan") to purchase from the Company all, but not less than all, of an aggregate of 100,000 shares (the "Optioned Shares") of the common stock, $1.00 par value, of the Company (the "Common Stock"). The Option is not intended to be an incentive stock option within the meaning of section 422A(b) of the Internal Revenue Code of 1986 (the "Code") and this Agreement shall be construed and interpreted in accordance with such intention.

     2.   The purchase price is $28.00 per share (the "Option
Price").
     3. The Option shall not be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of the Optionee, the Option may be exercised only by him.

     4. (a) Subject to the provisions of Section 4(c), the Option shall only be exercisable during the twenty-day period commencing on April 27, 1996 and ending on May 17, 1996.
     (b) Subject to the provisions of Section 4(c), the Option shall not become exercisable in the event that the employment of the Optionee with the Company terminates prior to April 27, 1996.
     (c) Notwithstanding any other provisions of this Section 4, the Option shall become exercisable during the twenty-day period commencing upon the termination of the Optionee's employment with the Company (except that such period shall be three months after the date of the qualification of a representative of his estate in the event the Optionee's employment terminates by reason of death or disability), if any of the following events shall occur: (i) the failure of the directors of the Company duly to elect the Optionee as Chief Executive Officer or Chairman of the Board of the Company effective not later than June 2, 1993 and June 7, 1994, respectively, and to continue him in each of such positions so long as he is employed by the Company, (ii) subsequent to any election or re-election as provided in the foregoing clause (i), the directors appoint an officer or hire an employee with authority equal or superior to the authority of the Optionee, (iii) the failure of Lawrence S. Phillips to relocate his office on or prior to January 28, 1995 to facilities other than in the principal office maintained by the Company or Mr. Phillips' failure thereafter to maintain his office outside of such principal office,
(iv) the failure of the Company to compensate the Optionee at a rate of at least $750,000 per year and maintain the other terms and conditions of his employment by the Company on no less than substantially the same basis as currently enjoyed by the Optionee in connection with his employment by the Company, (v) the termina-tion of employment as a result of the Optionee's death or his "disability" (as hereinafter defined) or the Optionee's employment with the Company is terminated by the Company without "cause" (as hereinafter defined) or (vi) the Optionee terminates his employment with the Company pursuant to a "Termination Notice" given pursuant to that certain Agreement, dated as of April 28, 1993, among the Optionee, the Company and Lawrence S. Phillips.

     (d) For purposes of this Agreement, (i) "disability" shall mean the inability of the Optionee to perform the duties of the offices to which he has been appointed, as determined by an independent physician, due to any physical or psychological injury, illness or disease and (ii) the Company shall have "cause" to terminate the Optionee's employment only if (A) the Optionee shall engage in fraudulent activities materially injurious to the Company or (B) the Optionee shall be convicted of a felony under state or federal law.
     5. Neither the Optionee nor the Optionee's legal represent-atives, legatees or distributees shall be or be deemed to be the holder of any shares of the Common Stock covered by the Option un-less and until certificates for such shares have been issued. Upon payment of the purchase price thereof, shares issued upon exercise of the Option shall be fully paid and nonassessable.

     6. In order to exercise the Option, the Optionee shall give written notice of intent to exercise the Option to the Chief Fi-nancial Officer of the Company accompanied by payment to the Company of the amount of the aggregate Option Price for the Optioned Shares. All or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value, on the date of delivery (as determined in the manner set forth in paragraph C of Section 7 of the Plan), equal to the portion of the Option Price so paid.
     7. (a) Unless the shares to be issued upon the exercise of the Option shall be registered prior to the issuance thereof under the Securities Act of 1933, the Optionee shall, as a condition of the Company's obligation to issue such shares, give a representa-tion in writing that he is acquiring such shares for his own ac-count as an investment and not with a view to, or for sale in con-nection with, the distribution of any thereof.

     (b) In the event of the death of the Optionee, an additional condition of exercising the Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. The executors, administrators, legal repre-sentatives, distributees and legatees of the Optionee are, after the death of the Optionee, referred to as the Optionee with respect to the Option.

     (c) The Optionee shall, as an additional condition of exer-cising the Option, make such arrangements with the Company with respect to withholding as the Committee shall determine.

     8. In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the Optioned Shares shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combina-tion of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each Optioned Share the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed, or for which each such share shall be exchanged. In the event that there shall be any change, other than as specified in this Section 8, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of Optioned Shares, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of this Agreement. In the case of any such substitution or adjustment as provided for in this
Section 8, the Option Price for each Optioned Share shall be the Option Price for all shares of stock or other securities which shall have been substituted for such Optioned Share or to which such share shall have been adjusted in accordance with the provisions in this Section 8. No adjustment or substitution provided for in this Section 8 shall require the Company to sell a fractional share hereunder. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consol-idation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of this
Section 8, the Option, to the extent not theretofore exercised, shall terminate forthwith.

     9. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganiza-tions or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corpo-rate act or proceeding whether of a similar character or otherwise.

     10. As a condition of the granting of the Option, the Op-tionee agrees, for himself and his personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Committee acting under the Plan, in its sole discretion, and that any interpretations by said Committee of the terms of this Agreement shall be final, binding and conclusive.
     11. In the event the Optionee shall at any time sell any of the shares acquired upon the exercise of the Option, he shall give written notice of the sale to the Chief Financial Officer of the Company within ten days after the date of such sale, which notice shall state the number of such shares sold and the amount received upon such sale.

     12. Nothing herein contained shall be deemed to confer upon the Optionee any right to continue to be retained by the Company or its subsidiaries, nor to interfere in any way with the right of the Company or its subsidiaries to terminate the retention of the Optionee at any time.
     13. This Agreement constitutes the entire agreement between the Company and the Optionee with respect to the matters covered hereby and may not be modified except by a written instrument signed by or on behalf of the Company and the Optionee.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and the Optionee has ex-ecuted this Agreement, as of the day and year first above written.


                                   PHILLIPS VAN-HEUSEN CORPORATION


                                   By Cynthia L. Tarantino


ACCEPTED AND AGREED TO:


Bruce J. Klatsky
     Optionee

     NON-INCENTIVE STOCK OPTION AGREEMENT, dated December 3, 1993, between PHILLIPS-VAN HEUSEN CORPORATION (the "Company"), a Delaware corporation, and BRUCE J. KLATSKY (the "Optionee").
     1. The Company grants to the Optionee an option (the "Op-tion") under the Phillips-Van Heusen Corporation 1987 Stock Option Plan (the "Plan") to purchase from the Company all, but not less than all, of an aggregate of 100,000 shares (the "Optioned Shares") of the common stock, $1.00 par value, of the Company (the "Common Stock"). The Option is not intended to be an incentive stock option within the meaning of section 422A(b) of the Internal Revenue Code of 1986 (the "Code") and this Agreement shall be construed and interpreted in accordance with such intention.

     2.   The purchase price is $33.25 per share (the "Option
Price").
     3. The Option shall not be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of the Optionee, the Option may be exercised only by him.

     4. (a) Subject to the provisions of Section 4(c), the Option shall only be exercisable during the twenty-day period commencing on April 27, 1996 and ending on May 17, 1996.
     (b) Subject to the provisions of Section 4(c), the Option shall not become exercisable in the event that the employment of the Optionee with the Company terminates prior to April 27, 1996.
     (c) Notwithstanding any other provisions of this Section 4, the Option shall become exercisable during the twenty-day period commencing upon the termination of the Optionee's employment with the Company (except that such period shall be three months after the date of the qualification of a representative of his estate in the event the Optionee's employment terminates by reason of death or disability), if any of the following events shall occur: (i) the failure of the directors of the Company duly to elect the Optionee as Chief Executive Officer or Chairman of the Board of the Company effective not later than June 2, 1993 and June 14, 1994, respectively, and to continue him in each of such positions so long as he is employed by the Company, (ii) subsequent to any election or re-election as provided in the foregoing clause (i), the directors appoint an officer or hire an employee with authority equal or superior to the authority of the Optionee, (iii) the failure of Lawrence S. Phillips to relocate his office on or prior to January 28, 1995 to facilities other than in the principal office maintained by the Company or Mr. Phillips' failure thereafter to maintain his office outside of such principal office,
(iv) the failure of the Company to compensate the Optionee at a rate of at least $750,000 per year and maintain the other terms and conditions of his employment by the Company on no less than substantially the same basis as currently enjoyed by the Optionee in connection with his employment by the Company, (v) the termina-tion of employment as a result of the Optionee's death or his "disability" (as hereinafter defined) or the Optionee's employment with the Company is terminated by the Company without "cause" (as hereinafter defined) or (vi) the Optionee terminates his employment with the Company pursuant to a "Termination Notice" given pursuant to that certain Agreement, dated as of April 28, 1993, among the Optionee, the Company and Lawrence S. Phillips.
     (d) For purposes of this Agreement, (i) "disability" shall mean the inability of the Optionee to perform the duties of the offices to which he has been appointed, as determined by an independent physician, due to any physical or psychological injury, illness or disease and (ii) the Company shall have "cause" to terminate the Optionee's employment only if (A) the Optionee shall engage in fraudulent activities materially injurious to the Company or (B) the Optionee shall be convicted of a felony under state or federal law.
     5. Neither the Optionee nor the Optionee's legal represent-atives, legatees or distributees shall be or be deemed to be the holder of any shares of the Common Stock covered by the Option un-less and until certificates for such shares have been issued. Upon payment of the purchase price thereof, shares issued upon exercise of the Option shall be fully paid and nonassessable.

     6. In order to exercise the Option, the Optionee shall give written notice of intent to exercise the Option to the Chief Fi-nancial Officer of the Company accompanied by payment to the Company of the amount of the aggregate Option Price for the Optioned Shares. All or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value, on the date of delivery (as determined in the manner set forth in paragraph C of Section 7 of the Plan), equal to the portion of the Option Price so paid.
     7. (a) Unless the shares to be issued upon the exercise of the Option shall be registered prior to the issuance thereof under the Securities Act of 1933, the Optionee shall, as a condition of the Company's obligation to issue such shares, give a representa-tion in writing that he is acquiring such shares for his own ac-count as an investment and not with a view to, or for sale in con-nection with, the distribution of any thereof.

     (b) In the event of the death of the Optionee, an additional condition of exercising the Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. The executors, administrators, legal repre-sentatives, distributees and legatees of the Optionee are, after the death of the Optionee, referred to as the Optionee with respect to the Option.

     (c) The Optionee shall, as an additional condition of exer-cising the Option, make such arrangements with the Company with respect to withholding as the Committee shall determine.

     8. In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the Optioned Shares shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combina-tion of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each Optioned Share the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed, or for which each such share shall be exchanged. In the event that there shall be any change, other than as specified in this Section 8, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of Optioned Shares, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of this Agreement. In the case of any such substitution or adjustment as provided for in this
Section 8, the Option Price for each Optioned Share shall be the Option Price for all shares of stock or other securities which shall have been substituted for such Optioned Share or to which such share shall have been adjusted in accordance with the provisions in this Section 8. No adjustment or substitution provided for in this Section 8 shall require the Company to sell a fractional share hereunder. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consol-idation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of this
Section 8, the Option, to the extent not theretofore exercised, shall terminate forthwith.

     9. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganiza-tions or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corpo-rate act or proceeding whether of a similar character or otherwise.

     10. As a condition of the granting of the Option, the Op-tionee agrees, for himself and his personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Committee acting under the Plan, in its sole discretion, and that any interpretations by said Committee of the terms of this Agreement shall be final, binding and conclusive.
     11. In the event the Optionee shall at any time sell any of the shares acquired upon the exercise of the Option, he shall give written notice of the sale to the Chief Financial Officer of the Company within ten days after the date of such sale, which notice shall state the number of such shares sold and the amount received upon such sale.

     12. Nothing herein contained shall be deemed to confer upon the Optionee any right to continue to be retained by the Company or its subsidiaries, nor to interfere in any way with the right of the Company or its subsidiaries to terminate the retention of the Optionee at any time.
     13. Notwithstanding anything in this Agreement to the contrary, the Option shall not be exercisable in whole or in part unless and until the amendments to the Plan adopted at the September 9, 1993 meeting of the Board of Directors are approved by the stockholders of the Company at the 1994 Annual Meeting of the Stockholders of the Company.
     14. This Agreement constitutes the entire agreement between the Company and the Optionee with respect to the matters covered hereby and may not be modified except by a written instrument signed by or on behalf of the Company and the Optionee.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and the Optionee has ex-ecuted this Agreement, as of the day and year first above written.


                                   PHILLIPS VAN-HEUSEN CORPORATION


                                   By  Pamela N. Hootkin


ACCEPTED AND AGREED TO:


Bruce J. Klatsky
     Optionee